POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 11, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares KBW Capital Markets Portfolio

Effective after the close of markets on June 19, 2015 (“the “Effective Date”), the name and methodology of the KBW Capital Markets Index, the underlying index (“Underlying Index”) of the PowerShares KBW Capital Markets Portfolio, will change. Therefore, on that date, the Summary Prospectus will be revised as follows:

All references in the Summary Prospectus to the KBW Capital Markets Index are revised to reflect the KBW Nasdaq Capital Markets Index and all references to KBW are revised to reflect KBW Nasdaq.

On page 1, the reference to “a float-adjusted, modified-market capitalization-weighted index” in the second sentence of the section titled “Principal Investment Strategies” is revised to read as follows: “a modified-market capitalization-weighted index”.

Please Retain This Supplement for Future Reference.

P-KBWC-SUMPRO-1 SUP-1 061115